Exhibit 99.1

FOR IMMEDIATE RELEASE

Citizens Communications to Release 1Q 2007 Results and Host Call

STAMFORD, Conn. - March 27, 2007 -- Citizens Communications (NYSE: CZN) plans to release the company's first-quarter 2007 results on Wednesday, May 2, 2007, before the market opens and to host a conference call that day at 9:00 a.m. eastern time.

The  call   will  be   Webcast   and  may  be   accessed   at   www.czn.com   or
https://cis.premconf.com/sc/scw.dll/usr?cid=vlllrznxcmsvwcrsw.

A replay of the call will be available from 11:00 AM eastern time, Wednesday, May 2, 2007, through Wednesday, May 9, 2007, at the above Websites or via dial-in at 1-888-203-1112 for U.S. and Canadian callers or, outside the U.S. and Canada, at 1-719-457-0820, passcode 7686146.

About Citizens Communications

Information about Citizens may be found at www.czn.com.


Contact:
Citizens Communications
Brigid Smith 203-614-5042
bsmith@czn.com